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                                                                    Exhibit 10.3

                       CHS/COMMUNITY HEALTH SYSTEMS, INC.

                              OFFICER'S CERTIFICATE


The undersigned, Linda Parsons, in her capacity as Vice President of CHS/Community Health Systems, Inc. (the "Company"), does hereby certify on information and belief the following with respect to the Community Health Systems, Inc. 401(k) Plan (the "Plan"):

         1. The Fourth Amendment to the Plan, restated as of January 1, 2002, was executed on April 8, 2003.

         2. The Fifth Amendment to the Plan, restated as of January 1, 2002, was executed on May 7, 2003.

         3. The Sixth Amendment to the Plan, restated as of January 1, 2002, was executed on July 18, 2003.

         IN WITNESS WHEREOF, I have executed this Officer's Certificate solely in my capacity as an officer of the Company on the 14th day of May, 2004.


                                         CHS/COMMUNITY HEALTH SYSTEMS, INC.


                                         By: /s/ LINDA PARSONS, V. P.
                                             -----------------------------------
                                             Linda Parsons, Vice President